SECOND AMENDMENT TO WARRANT AGREEMENT

This Second Amendment (this “Amendment”), executed and effective as of December 13, 2010, by and between Two Harbors Investment Corp., a Maryland corporation (“Two Harbors” or the “Company”) and Mellon Investor Services LLC, a New Jersey limited liability company (“Mellon”), hereby amends the Warrant Agreement, dated as of November 8 2007, by and between Capitol Acquisition Corp., a Delaware corporation (“Capitol Acquisition”), and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), as amended by the Supplement and Amendment to Warrant Agreement, dated as of October 28, 2009, by and among Capitol Acquisition, Two Harbors and Continental (collectively, the “Warrant Agreement”).

W I T N E S S E T H

WHEREAS, Capitol Acquisition and Continental previously entered into the Warrant Agreement, pursuant to which Continental was appointed to serve as agent of the Company with respect to the Warrants;

WHEREAS, on October 28, 2009, Capitol Acquisition and Two Harbors consummated a business combination, with Two Harbors as the surviving entity, and Two Harbors assumed all of the rights and all of the obligations of Capitol Acquisition under the Warrant Agreement;

WHEREAS, Continental will resign or otherwise be discharged from all further duties as agent of the Company with respect to the Warrants as of December 13, 2010;

WHEREAS, the Company desires to appoint Mellon as the successor to Continental as agent of the Company with respect to the Warrants as of and after December 13, 2010, and Mellon desires to accept such appointment subject to the express terms and conditions of the Warrant Agreement and this Amendment (and no implied terms or conditions); and

WHEREAS, in connection with the appointment of Mellon as the successor to Continental, as agent of the Company with respect to the Warrants, the Company and Mellon desire to amend the Warrant Agreement in certain respects.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties agree as follows:

Section 1. Appointment of the Successor Warrant Agent.  The Company hereby appoints Mellon as successor Warrant Agent under the Warrant Agreement and Mellon hereby accepts such appointment subject to the express terms and conditions of the Warrant Agreement and this Amendment (and no implied terms or conditions).

Section 2. Waiver of Prior Written Notice.  The Company and Mellon each waive any requirements of prior written notice of a change of the Warrant Agent under the Warrant Agreement.

Section 3. Amendment of Warrant Agreement.  The Warrant Agreement shall be further amended as follows:

(a)  “Mellon Investor Services LLC” shall be substituted throughout the Warrant Agreement, Exhibits and other attachments for any and all references to “Continental Stock Transfer & Trust Company” including substituting for all abbreviations therein.  All references in the Warrant Agreement to the Warrant Agent shall be deemed references to Mellon Investor Services LLC as the Warrant Agent.

(b) References throughout the Warrant Agreement to any “person” shall include any individual, firm, corporation, limited liability company, partnership, trust or other entity, and shall include any successor (by merger or otherwise) thereof or thereto.

(c) References throughout the Warrant Agreement to any “notice,” “direction,” “instruction,” “consent,” “statement” or “order” to be delivered to the Warrant Agent shall mean a “written notice,” “written instruction,” “written consent,” “written statement,” or “written order.”

(d) Section 3.1 of the Warrant Agreement is hereby amended by adding the following after the last sentence in Section 3.1:

“The Company shall promptly notify the Warrant Agent in writing upon any lowering of the Warrant Price and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following.  Until such written notice is received by the Warrant Agent, the Warrant Agent may presume conclusively for all purposes that the Warrant Price has not been lowered.”

(e) Section 3.2 of the Warrant Agreement is hereby amended by adding the following after the last sentence in Section 3.2:

“The Company shall promptly notify the Warrant Agent in writing upon the occurrence or any extension of the Expiration Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following.  Until such written notice is received by the Warrant Agent, the Warrant Agent may presume conclusively for all purposes that the Expiration Date has not occurred.”

(f) Section 3.3.1 of the Warrant Agreement is hereby amended by deleting the introductory sentence in Section 3.3.1 and substituting in lieu therefor the following:

“Subject to the provisions of the Warrant and this Warrant Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the designated office of the Warrant Agent, or at the office of its successor as Warrant Agent, with the subscription form, as set forth in the Warrant, properly completed and duly executed, and by paying in full the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, as follows:”

(g) Section 7.1 of the Warrant Agreement is hereby amended by adding the following after the last sentence in Section 7.1:

“In any such case, the Company and the Warrant Agent shall not be required to issue or deliver any Warrants or shares of Common Stock until all such taxes or charges shall have been paid or it is established to the Company’s and the Warrant Agent’s satisfaction that no such tax or charge is due.”

(h) Section 7.2.6 of the Warrant Agreement is hereby amended by deleting the fourth sentence in Section 7.2.6 and substituting in lieu therefor the following:

“Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a person organized and existing under the laws of any state or of the United States of America, in good standing, and authorized under such laws to exercise shareowner services powers and subject to supervision or examination by federal or state authority.”

(i) Section 7.2.8 of the Warrant Agreement is hereby amended by deleting the section in its entirety and substituting in lieu therefor the following:

“Merger, Consolidation or Name Change of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated or any person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party or any person succeeding to the shareowner services business of the Warrant Agent or any successor Warrant Agent shall be the successor Warrant Agent under this Agreement, without any further act or deed.”

(j) Section 7.3.1 of the Warrant Agreement is hereby amended by deleting the section in its entirety and substituting in lieu therefor the following:

“Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration to be agreed upon between the Warrant Agent and the Company for its services as Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures (including reasonable counsel fees and expenses) that the Warrant Agent may reasonably incur in the preparation, delivery, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder.”

(k) Section 7.4.1 of the Warrant Agreement is hereby amended by deleting the last sentence in Section 7.4.1 and substituting in lieu therefor the following:

“Such certificate will be full authorization to the Warrant Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.  The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President or the Chairman of the Board of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it may rely upon such statement and will not be liable for any action taken, suffered or omitted to be taken by it, in the absence of bad faith, in accordance with any such instructions or pursuant to the provisions of this Agreement.”

(l) Section 7.4.2 of the Warrant Agreement is hereby amended by deleting the section in its entirety and substituting in lieu therefor the following:

“Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable judgment of a court of competent jurisdiction).  The Company agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability, suit, action, proceeding, judgment, claim, settlement, cost or expense (including reasonable counsel fees and expenses), incurred without gross negligence, willful misconduct or bad faith on the part of the Warrant Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the preparation, delivery, acceptance, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.  The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.”

(m) Section 7.4.3 of the Warrant Agreement is hereby amended by deleting the section in its entirety and substituting in lieu therefor the following:

“Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible or have any duty to make any calculation or adjustment, or to determine when any calculation or adjustment required under the provisions of this Agreement, including but not limited to Section 3.3.1(b), Section 3.3.1(c) and Section 4 hereof, should be made, how it should be made or what it should be, or have any responsibility or liability for the manner, method or amount of any such calculation or adjustment or the ascertaining of the existence of facts that would require any such calculation or adjustment, including but not limited to any calculation or determination of “fair market value” and any calculation or determination made in connection with an exercise of Warrants on a “cashless basis;” nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any securities will, when issued, be validly authorized and issued, fully paid, nonassessable and free from all preemptive rights, taxes, liens and charges; nor will the Warrant Agent be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Warrants or Warrant Certificates.”

(n) The Warrant Agreement is hereby amended by adding the following as a new Section 7.6:

“Agent for the Company. In acting in the capacity of Warrant Agent under this Agreement, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants.”

(o) The Warrant Agreement is hereby amended by adding the following as a new Section 7.7:

“Counsel. The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in accordance with the advice of such counsel, so long as the Warrant Agent acts without gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable judgment of a court of competent jurisdiction).”

(p) The Warrant Agreement is hereby amended by adding the following as a new Section 7.8:

“Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.”

(q) The Warrant Agreement is hereby amended by adding the following as a new Section 7.9:

“Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, any Warrant, with the same rights that it or they would have were it not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as a depositary, trustee or agent for, any committee or body of holders of Warrants, or other securities or obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under an indenture.”

(r) The Warrant Agreement is hereby amended by adding the following as a new Section 7.10:

“No Liability for Interest.  The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.”

(s) The Warrant Agreement is hereby amended by adding the following as a new Section 7.11:

“No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in the case of the receipt of any written demand from a holder of the Warrants with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, to make any demand upon the Company.”

(t) The Warrant Agreement is hereby amended by adding the following as a new Section 7.12:

“Agents. The Warrant Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, and the Warrant Agent shall not be responsible for any loss or expense arising out of, or in connection with, the actions or omissions to act of its agents or attorneys-in-fact, so long as the Warrant Agent acts without gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in connection with the selection of such agents or attorneys-in-fact.”

(u) The Warrant Agreement is hereby amended by adding the following as a new Section 7.13:

“Liability. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action.  Notwithstanding anything in this Agreement to the contrary, any liability of the Warrant Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Warrant Agent.”

(v) The Warrant Agreement is hereby amended by adding the following as a new Section 7.14:

“Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.”

(w) Section 8.2 of the Warrant Agreement is hereby amended by deleting the address for notice, statement or demand authorized to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent and substituting in lieu therefor the following:

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd.
Jersey City, NJ 07310
Attention: Relationship Manager
with a copy to:
Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd.
Jersey City, NJ 07310
Attention: Legal Department

(x) Section 8.5 of the Warrant Agreement is hereby amended by deleting the section in its entirety and substituting in lieu therefor the following:

“Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purpose, for inspection by the registered holder of any Warrant.  Prior to such inspection, the Warrant Agent may require any such holder to submit his Warrant for inspection by it.”

(y) The Warrant Agreement is hereby amended by adding the following as a new Section 9.10:

“Each person that is a party hereto acknowledges that the Warrant Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Warrant Agent must obtain, verify and record information that allows the Warrant Agent to identify each such person.  Accordingly, prior to accepting an appointment hereunder, the Warrant Agent may request information from any such person that will help the Warrant Agent to identify such person, including without limitation, as applicable, such person’s physical address, tax identification number, organizational documents, certificate of good standing or license to do business.  Each person that is a party hereto agrees that the Warrant Agent cannot accept an appointment hereunder unless and until the Warrant Agent verifies each such person’s identity in accordance with the Customer Identification Program requirements.”

(z) The Warrant Agreement is hereby amended by adding the following as a new Section 9.11:

“The Bank of New York Mellon Corporation (“BNYM”) has adopted an incentive compensation program designed (i) to facilitate clients gaining access to and being provided with explanations about the full range of products and services offered by BNYM and its subsidiaries and (ii) to expand and develop client relationships. This program may lead to the payment of referral fees and/or bonuses to employees of BNYM or its subsidiaries who may have been involved in a referral that resulted in the execution of this Warrant Agreement, obtaining products or services covered by this Warrant Agreement or products or services that may be ancillary or supplemental to such products or services. Any such referral fees or bonuses are funded solely out of fees and commissions paid under this Warrant Agreement or with respect to such ancillary or supplemental products or services.”

Section 4. Continued Effectiveness.  The parties hereto hereby acknowledge and agree that, except as expressly provided herein, the provisions of the Warrant Agreement, as previously amended to the date hereof, shall remain in full force and effect in accordance with their terms and shall be unaffected by this Amendment.

Section 5. Applicable law. The validity, interpretation, and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Section 6. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Section 7. Execution in Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 8. Terms.  Except as otherwise expressly provided herein, or unless the context otherwise requires, all terms used herein have the meanings assigned to them in the Warrant Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and effective as of the day and year above written.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Jeffrey Stolt
Name:	Jeffrey Stolt
Title:	Chief Financial Officer

MELLON INVESTOR SERVICES LLC

By:	/s/ Christopher T. Coleman
Name:	Christopher T. Coleman
Title:	Vice President